DATED 31st DAY OF October 2008

(1) NEW MEDIA LOTTERY SERVICES PLC

(2) TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND

AMENDED AND RESTATED DEBENTURE

MEMERY CRYSTAL LLP
44 Southampton Buildings
London WC2A 1AP

Tel: 020 7242 5905
Fax: 020 7242 2058
Ref: DXB/1438242v3

We hereby certify this to be a true copy of the original

Memery Crystal LLP

MEMERY CRYSTAL LLP
SOLICITORS
44 SOUTHAMPTON BUILDINGS
LONDON WC2A 1AP
020 7242 5905

26 November 2008

INDEX

THIS MORTGAGE DEBENTURE is made the 31st day of October, 2008 2008 BETWEEN

(1) **NEW MEDIA LOTTERY SERVICES PLC** (incorporated in the Republic of Ireland with registered number 410845) having its registered office at 20 On Hatch, Lower Hatch Street, Dublin 2, Ireland (the "Company") of the one part **AND**

(2) **TRAFALGAR CAPITAL SPECIALIZED INVESTMENT FUND** an investment fund in Luxembourg as represented by its general partner, **TRAFALGAR CAPITAL SARL**, a corporation organised and existing under the laws of Luxembourg, with its principal place of business at 8-10 Rue Mathias Hardt, BP 3023, Luxembourg L-1030 (the "Lender")

WHEREAS:

The Company has agreed to provide the security constituted by this Indenture to the Lender.

NOW THIS INDENTURE WITNESSES:

INTERPRETATION

1.

1.1. In this Indenture where the context so admits or requires:

"Ancillary Covenants" means all covenants, agreements, undertakings, guarantees, bonds, indemnities and other agreement for the benefit of which is now or hereafter vested in the Company in respect of the design, construction, fit-out or maintenance of any building, structure or erection now or hereafter on the Secured Property or of any roads, footpaths or utilities for services now or hereafter abutting or serving the Secured Property or the taking in charge thereof or the paying of any charge or levy in respect thereof;

"Book Debts" means all book and other debts of any nature whatsoever now or at any time hereinafter due, owing or incurred by the Company including, without limitation, any Lender deposits and credit balances or other account of the Company and all things in action due or owing or which may become due or owing to or purchased or otherwise acquired by the Company, the benefit of all negotiable instruments, rights, encumbrances, guarantees and indemnities of any nature whatsoever now or at any time hereinafter enjoyed or held by it in relation thereto;

"Company" includes its successors and permitted assigns (whether immediate or derivative);

"Compensation Rights" means all present and future rights of the Company to be paid or receive compensation by reason of any compulsory acquisition, requisitioning or other exercise of compulsory powers in relation to the Secured Property or any refusal, withdrawal, or modification of planning permission or approval relative thereto or any control or limitation imposed upon or affecting the use of the Secured Property.

"Contracts" means the contracts and agreements as specified in the Third Schedule relating to the Secured Property;

"Convertible Loan Agreements" means a convertible loan agreement dated 6 June 2008 between the Company and the Lender and a convertible loan agreement between the Company and the Lender dated on or about the date of this Agreement;

"Encumbrance" includes any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention, preferential right, trust arrangement or other security arrangement or agreement and any other agreement or arrangement having substantially the same economic effect;

"Enforcement Event" means any of the events specified in clause **10.2** below;

"Goodwill" means the goodwill of any business conducted on the Secured Property.

"Intellectual Property" means all patents (including applications, improvements, prolongations, extensions and rights to apply therefor) designs (whether registered or unregistered, copyrights, design rights, trade marks and service marks (whether registered or unregistered), trade and business names, know-how formulae, inventions, confidential information, trade secrets and computer software programmes and systems (including the benefit of any licenses or consents relating to any of the above) and all fees, royalties or other rights derived therefrom and incidental thereto and any part of the World now or at any time hereafter belonging to the Company or to which the Company is or may at any time hereafter become entitled;

"Lender" includes its successors and assigns (whether immediate or derivative) who shall be entitled to enforce and proceed upon this Indenture as if named herein;

"Loan" means the amount of up to €2,450,000 advanced to the Company pursuant to the terms and conditions of the Convertible Loan Agreements or the principle amount outstanding for the time being of that loan (including any outstanding interest and other sums due to the Lender);

"Occupational Leases" means all leases, licenses, agreements for lease all licences and other agreements for the occupation, possession or use of all or any part or parts of the Secured Property and as specified in the Fourth Schedule hereto subject to which the interest of the Company in the Secured Assets is now or from time to time hereafter held and the term "Occupational Lease" means any of them.

"Receiver" has the meaning assigned to it in clause **11**;

"Rents" means all rents, licence fees and other like sums and all key monies, premiums and other like sums now or hereafter payable to the Company under or in connection

with the Occupational Leases or otherwise now or hereafter receivable by or payable to the Company in respect of the Secured Property including all insurance monies payable to the Company in respect of the loss of any of the foregoing sums, any monies payable to the Company by any guarantor or surety in respect of any such sums and all mesne profits but excluding all Value Added Tax payable on any of the foregoing sums and any service charge, insurance premium or other like sums;

"Rental Account" means such account in the name of the Company held with any institution or person and provided as security and forming part of the Secured Assets in the manner provided in this Indenture;

"Secured Assets" means all assets, rights and property of the Company the subject of any security created or expressed or intended to be created by or pursuant to this Indenture and any reference to the "Secured Assets" includes a reference to any of them;

"Secured Liabilities" means the Loan together with all other monies, obligations and liabilities (including, without limitation, in respect of principal, interest, discount, commission, fees and expenses) whether certain or contingent which now are or at any time hereafter may be or become due owing or incurred by the Company to the Lender on any current or other account or otherwise in any manner whatever including (without limitation) under this Indenture covenants, guarantees, agreements, bills of exchange, promissory notes, loans, credits or advances, interest, commission, discounts and other expenses computed and as agreed from time to time between the Company and the Lender (in each case whether alone or jointly or jointly and severally with any other person(s) and in whatever style or name and whether as principal or surety or otherwise) and any reference to the "Secured Liabilities" includes a reference to any of them;

"Secured Property" means the property described in the First Schedule and (by way of extension of Section 6 of the Conveyancing Act 1881) all rights, liberties, powers, easements, quasi easements and appurtenances (in each case of whatever nature) attached or appurtenant thereto and all buildings, erections, fixtures, fittings (including trade fixtures and fittings) and fixed plant and machinery from time to time therein or thereon and the full benefit of all warranties and maintenance contracts for any of the same;

"Security Deposit" means the balance from time to time standing to the credit of the Security Deposit Account and the debts represented thereby;

"Security Deposit Account" means an account number, if applicable, in the name of the Company with the Lender or such other account(s) as the Lender may from time to time substitute therefor;

"Subsidiary" means any company which is or becomes a subsidiary of the Company within the meaning of Section 155 of the Companies Act, 1963.

1.2. In this Indenture:

1.2.1. any reference to a person shall be construed as a reference to any person, firm, company, corporation, government, state or agency of any government or state

or any association or partnership (whether or not having separate legal personality) of any two or more of the foregoing;

1.2.2. any reference to any statutory provision, order or regulation shall include reference to any extension, modification, replacement or re-enactment thereof from time to time in force and all regulations and orders from time to time made thereunder and any analogous provision or rule under any applicable law for the time being in force;

1.2.3. any reference to any agreement or other instrument (including, without limitation, this Indenture) shall be deemed to be a reference to such agreement or instrument as amended or replaced from time to time and all agreements or other instruments supplemental thereto;

1.2.4. words denoting the singular include the plural and vice versa and words denoting any gender include all genders;

1.2.5. any reference to a clause or schedules is, unless otherwise stated, a reference to a clause of or schedule to this Indenture;

1.2.6. headings are for reference purposes only and shall not affect the construction of this Indenture;

1.2.7. words and phrases not defined in this Indenture shall have the meaning given to them in the Convertible Loan Agreements;

1.2.8. Where the Company consists of two or more persons, the covenants, undertakings and obligations as are herein expressed to be made by the Company shall be deemed to be made by such persons jointly and severally.

COVENANT TO PAY AND DISCHARGE

2.

2.1. The Company hereby covenants with the Lender that it will on demand pay and discharge the Secured Liabilities when the same are due. The Company acknowledges that the Secured Liabilities shall, in the absence of express written agreement to the contrary, be due and payable to the Lender on demand.

2.2. The Company hereby irrevocably waives any right to appropriate any payment to, or other sum received, recovered or held by, the Lender in or towards the discharge of any particular part of the Secured Liabilities and agrees that the Lender shall have the exclusive and unfettered right to appropriate any such payment or other sum in or towards the discharge of such part(s) of the Secured Liabilities as the Lender sees fit.

2.3. All payments to be made under this Indenture by the Company shall be made free and clear of and without deduction for or on account of either any set-off or counterclaim or any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever. If the Company shall at any time be compelled by law to make any deduction or withholding from any payment to be made hereunder the Company will concurrently pay to the Lender such additional

amount as will result in payment to the Lender of the full amount which would have been received if such deduction or withholding had not been made.

INTEREST

3. The Company hereby covenants to pay interest (as well after as before any judgment or demand) on the Secured Liabilities at the rates and upon the terms from time to time agreed with the Lender (or in the absence of agreement at the rate of four per cent per annum above the Lender's cost of funding the relevant amount from whatever source the Lender may select) upon such days as the Lender may from time to time determine and such interest shall be compounded in the event of it not being punctually paid with quarterly (or other agreed) rests in accordance with the usual practice of the Lender but without prejudice to the right of the Lender to require payment of such interest when due.

CHARGING PROVISIONS

4.

4.1. As continuing security for the payment and discharge of the Secured Liabilities the Company as beneficial owner (and also in the case of registered land as registered owner or the person entitled to be registered as registered owner) hereby:-

4.1.1. GRANTS AND CONVEYS unto the Lender so much of the Secured Property as is of freehold tenure (save any part the ownership whereof is registered or is in the course of being registered in the Land Registry but including any part thereof which is held additionally for any other estate or interest) TO HOLD the same unto and to the use of the Lender in fee simple subject to the proviso for redemption herein contained; and

4.1.2. DEMISES unto the Lender so much of the Secured Property as is of leasehold tenure (save any part thereof the leasehold ownership whereof is registered or is in the course of being registered in the Land Registry but including any part thereof which is held additionally for any other tenure estate or interest) TO HOLD the same unto the Lender for all the residue of the term or respective terms of years for which the Company holds the same less the last day of such term or terms subject to the proviso for redemption herein contained; and

4.1.3. CHARGES AND DEMISES unto the Lender by way of first specific charge so much of the Secured Property as is held under any yearly or lesser tenancy interest less the last day of such term or terms ; and

4.1.4. CHARGES unto the Lender so much of the Secured Property the ownership whereof, or in the case of leasehold property the leasehold interest whereof, is registered or is in course of being registered in the Land Registry with payment of the Secured Liabilities and the Company assents to the registration of this charge as a burden on all the property affected thereby; and

4.1.5. CHARGES unto the Lender by way of first fixed charge any future estate or interest which the Company may from time to time hereafter acquire in the Secured Property; and

4.1.6. CHARGES unto the Lender by way of first fixed charge all freehold, leasehold and other immovable property now or at any time hereafter belonging to or for any estate or interest vested in the Company together with all rights, liberties, powers, easements, quasi easements and appurtenances (in each case of whatever nature) attached or appurtenant thereto and all building, erections, fixtures, fittings (including trade fixtures and fittings) and fixed plant and machinery from time to time therein or thereon; and

4.1.7. CHARGES unto the Lender by way of first floating charge all of the undertaking, property, rights and assets of the Company whatsoever and wheresoever both present and future including but not limited to the stock-in-trade of Company wheresoever not effectually subject to any fixed security hereby created; and

4.1.8. CHARGES unto the Lender by way of first fixed charge the benefit of all licences presently held or hereafter acquired by the Company (or a nominee of the Company) in connection with the user of any of the Secured Assets and the full right to recover and receive all compensation which may at any time become payable to the Company (or any such nominee) on account of the non-renewal of any such licences; and

4.1.9. CHARGES unto the Lender by way of first fixed charge all the chattel items as specified in the Second Schedule hereto and all other plant, machinery, vessels, vehicles, furniture, fittings, computers and office and other equipment and utensils of whatever nature and wherever situate of the Company both present and future and the full benefit of all warranties and maintenance contracts for any of the same but excluding any of the same for the time being forming part of the Companys stock-in-trade or work in progress;

4.1.10. ASSIGNS unto the Lender all its right, title and interest in and to the Rents to hold the same unto the Lender absolutely;

4.1.11. ASSIGNS unto the Lender all its right, title and interest in and to the Rental Account and monies (including interest) from time to time standing to the credit thereof and the debts represented thereby to hold the same unto the Lender absolute;

4.1.12. ASSIGNS unto the Lender all its rights, title benefits entitlements remedies and interest in and payments under (but not the burden of) the Contracts, Ancillary Covenants and the Compensation Rights to hold the same unto the Lender absolutely;

4.1.13. ASSIGNS unto the Lender all its right, title and interest in and to the Security Deposit and the Security Deposit Account and all moneys (including interest) from time to time standing to the credit thereof and the debts represented thereby;

4.1.14. CHARGES unto the Lender by way of first fixed charge all Book Debts and other monies now or hereafter during the continuance of this security due or owing to the Company and the benefit of all securities and guarantees now or at any time held by the Company in relation thereto;

4.1.15. CHARGES unto the Lender by way of first floating charge all its undertaking and all the other property assets and rights whatsoever and wheresoever present and/or future and the benefit of all negotiable and non-negotiable instruments, rights, debentures, legal and equitable charges and all security, reservation of property rights, rights of tracing, liens, security, guarantees, indemnities and all other rights and remedies of any nature whatsoever now or at any time hereafter enjoyed or held by it in relation thereto;

4.1.16. CHARGES unto the Lender by way of first fixed charge (to the extent that they are not otherwise subject to fixed security under this Indenture) all policies of insurance now or hereafter taken out by the Company relating to the Secured Assets or the benefit of which is now or hereafter enjoyed or held by the Company and all monies from time to time payable thereunder;

4.1.17. CHARGES unto the Lender by way of first fixed charge the Company's present and future goodwill and its present and future uncalled capital;

4.1.18. CHARGES unto the Lender by way of first fixed charge the Intellectual Property;

4.1.19. ASSIGNS unto the Lender the full benefit of all covenants, agreements, charges, indentures, acknowledgements and undertakings in favour of the Company as are contained in the muniments of title relating to the Secured Assets together with and without prejudice to the generality of the foregoing the full benefit of :

(a) any covenant, agreement or undertaking for road-making or the provision of services or for the payment of road charges or expenses incurred with or in connection with the provision of services or the like in respect of the Secured Assets and any indemnity against payment of any such charges or expenses;

(b) any other covenants, agreement, undertaking, charge, right, remedy or indemnity in relation to the Secured Assets and any rent or payment in the nature of a rent payable thereout or charged thereon and any service charges, management charges, fines, insurance and other premiums and any other monies payable out of any lease, tenancy or licence of any part of the Secured Assets, whether such lease, tenancy or licence is created prior to subsequent to this Indenture;

(c) all rights of the Company to be paid or receive compensation under any statute or enactment by reason of any compulsory acquisition or other exercise of compulsory or similar powers in relation to the Secured Assets by any local or other authority or government agency or body or any refusal, withdrawal or modification of any planning permission or approval relative thereto or any control or limitation imposed upon or affecting the use of the Secured Assets and so that the production of this Indenture to the authority, body or person liable to pay such compensation or other payment shall be a sufficient authority to it or him to pay such compensation and / or other monies to the Lender.

4.1.20 CHARGES in favour of the Lender by way of first floating charge without prejudice to the mortgages charges and assignments hereinbefore contained the property and assets referred to in clauses 4.1 – 4.1.19 to the extent that the mortgages charges and assignments therein may, notwithstanding the intention of the parties as evidenced herein, be construed not to constitute effective mortgages fixed charges or assignments.

4.2. Provided always that (subject to and without prejudice to clause **24**) on proof being given to the Lender that all the Secured Liabilities have been paid and discharged in full and that all facilities which might give rise to Secured Liabilities have been terminated the Lender will at the cost and request of the Company on a without recourse or warranty basis release and discharge the security created hereby.

4.3. The Company hereby consents to registration of all or any of the foregoing security as a burden on the property thereby affected.

4.4. Nothing in clause **4.1** shall impose any obligation or liability on the Lender in respect of any of the Secured Assets.

4.5. The Lender may so often as it thinks fit and without prior notice to the Company apply the whole or any part of the moneys standing to the credit of the Rental Account and for the Security Deposit Account in or towards the payment and discharge of the Secured Liabilities.

<u>FIRST SECURITY</u>

5. The security hereby given shall rank as a first security and any Encumbrance hereafter created by the Company (otherwise than in favour of the Lender) shall be expressed to be subject to the security hereby created save only to the extent that the Lender shall otherwise agree in writing.

RENTAL ACCOUNT

6.

6.1. Until such time as the Secured Liabilities have been finally paid and discharged in full, the Company shall not be entitled except to the extent (if any) the Lender may from time to time permit, to withdraw any monies from the Rental Account and the Lender may disregard any notice of withdrawal of monies and shall be under no duty to account to the Company for any monies standing to the credit of such account. Permitting any particular withdrawal shall not prevent the Lender from permitting any other withdrawal.

6.2. The Lender may so often as it thinks fit (whether or not this Indenture has become enforcable) without prior notice to the Company apply the whole or any part of the moneys standing to the credit of the Rental Account in or towards the payment and discharge of the Secured Liabilities.

6.3. None of the provisions of clause 6.1 shall be deemed to impose on the Lender or imply on its part any obligation or other liability whatsoever in relation to the Secured Assets or to constitute the Lender a mortgagee in possession.

THE CONTRACTS

7.

7.1. It is agreed that notwithstanding the provisions of this Indenture:

7.1.1. The Company shall at all times remain liable to the other parties to the Contracts to perform all the duties and obligations of the Company thereunder to the same extent as if this Indenture had not been executed.

7.1.2. The exercise by the Lender of any of the rights assigned hereunder shall not release the Company from any of its duties or obligations under the Contracts except to the extent that such exercise by the Lender shall constitute performance of such duties and obligations;

7.1.3. The Lender shall not have any obligations or liability under the Contracts by reason of, or arising out of this Indenture or be obliged to perform any of the obligations or duties of the Company under the Contracts or to make any payment or to present or file any claim or take any other action to collect or enforce any claim for any moneys, liabilities or obligations payable or performable under such document, or to enforce or realise any security created thereby and shall not be liable for any loss which may arise from the neglect or omission of the Lender so to do;

7.1.4. The Lender shall not be obliged to make any enquiry as to the nature or sufficiency of any payment or take any other action to collect any moneys or to enforce any rights and benefits hereby assigned to the Lender or to which the Lender shall be entitled;

7.1.5. The Lender shall not be responsible in any way whatsoever in the event that the exercise by the Lender of any of its rights or powers under the Contracts may be adjudged improper or to constitute a breach or repudiation of any of the Contracts by the Company.

7.2. The Company undertakes:

7.2.1. To deposit with the Lender and permit the Lender to retain as part of the security hereby constituted the Contracts;

7.2.2. Duly and promptly observe and perform all its obligations (if any) under or pursuant to the Contracts, and insofar as lies within its power of procurement, procure the due and prompt performance by the other parties thereto of their respective obligations under or pursuant thereto;

7.2.3. Not, without the prior written consent of the Lender (which consent shall not be unreasonably withheld or delayed), to amend or waive or agree to amend or waive any provision of the Contracts;

7.2.4. Not, without the prior written consent of the Lender (which consent shall not be unreasonably withheld or delayed), to grant any consent, approval or licence to any party under the Contracts;

7.2.5. If so required by the Lender, to write (in such form as the Lender may require) to each person who is a party to any of the Contracts or who is obliged to pay any moneys hereby assigned informing such addressee of this Indenture and instructing such addressee:

(a) To remit promptly all such moneys to the Lender and to continue to do so until such time as such addressee may receive written notice to the contrary direct from the Lender, and;

(b) To acknowledge direct from the Lender receipt of such notice.

NEGATIVE PLEDGE

8. The Company shall not except with the prior written consent of the Lender (a) create, extend or permit to subsist any Encumbrance over the Secured Assets or any of them ranking in priority to or pari passu with or after the security hereby created, or (b) part with, sell, transfer, lend, lease or otherwise dispose of, whether by means of one or of a number of transactions related or not and whether at one time or over a period of time, the whole or any part of the Secured Assets.

COVENANTS BY THE COMPANY

9. The Company hereby covenants with the Lender that until this security is discharged the Company shall:

Compliance with obligations

9.1. comply with and observe all terms and conditions of any facility made available to the Company by the Lender and of all contracts, agreements and security to which it is a party relating to the Secured Liabilities;

9.2. carry on and conduct its business in a proper and efficient manner and in conformity with all statutes, regulations and bye laws applicable thereto and not without obtaining previous written consent of the Lender make any substantial alteration in the nature of that business;

Insurance

9.3. procure that a note of the Lender's interest is endorsed upon all policies of insurance which shall at any time during the subsistence of this security be effected, maintained or held by the Company or any person on its behalf or at the option of the Lender shall effect such policies of insurance in the joint names of the Company and the Lender;

9.4. (to the extent that the tenants or licensees under the Occupational Leases do not do so) at its own expense insure and keep insured and procure insurance on all buildings, erections, fixed plant and machinery and other property and assets of an insurable nature forming part of the Secured Assets against loss or damage by fire, flood, explosion, impact by aircraft or other articles dropped therefrom, riot, civil commotion and other risks normally insured against in accordance with prudent practice and such other risks as the Lender shall from time to time reasonably require in a sum or sums equal to the replacement value allowing for inflation to likely date of reinstatement thereof (meaning the total cost of entirely rebuilding, reinstating or replacing the same in the event of complete destruction together with architect's, surveyor's and other relevant professional fees and expenses) with such reputable insurance company or underwriters and effect and maintain to the satisfaction of the Lender such other insurances normally maintained by persons carrying on the same class of business as that carried on by the Company and otherwise as the Lender shall reasonably require (including, but not by way of exception, insure and keep insured or cause to be insured and kept insured the Company against loss from liability imposed by law as owner or occupier of any property for damages on account of injury suffered by any person while upon such property or the approaches, walks, roads or other ways immediately adjacent thereto in such amount as will reasonably protect the Company against loss). All monies hereafter received or receivable under any such insurance shall be paid to the Lender (and if the same are not paid directly to the Lender by the insurers then the Company shall be trustee of the same in favour of the Lender and shall account to the Lender accordingly) and shall at the option of the Lender be applied in making good or in recouping expenditure incurred in making good the loss or damage in respect of which such monies are received or in discharge or reduction of the Secured Liabilities;

9.5. not do or permit anything to be done in or upon or relating to the Secured Assets or any part thereof which may make void or voidable any insurance in connection therewith;

9.6. (to the extent that the tenants or licensees under the Occupational Leases do not do so) punctually pay all premiums necessary for keeping such aforesaid insurances in full

force and effect and on demand produce to the Lender the policy or policies of such insurance and the receipt for the payment of every such premium;

9.7. All policies covering Secured Assets shall contain clauses whereby the insurer agrees that the policies will not be cancelled or terminated and will not expire without 30 days notice in writing to the Lender or provisions to this effect to the extent from time to time available from insurers :

PROVIDED that if any insurance policies under which such insurance is effected contain an average clause the Company shall maintain at all times sufficient amount of insurance to meet the requirements of such average clause so as to permit full recovery in the case of loss and PROVIDED FURTHER that the said insurance policies may contain excess clauses to such amounts as shall be approved by the Lender (such approval not to be unreasonably withheld)

9.8.

9.8.1. (to the extent that the tenants or licensees under the Occupational Leases do not do so) at all times during the continuance of this Security the Company shall keep insured all existing and future licences for the time being held in conjunction with the Secured Assets (and in particular, but not by way of exception, all licences held by the Company in relation to the Secured Assets for the sale of spirituous or intoxicating liquor whether for consumption on or off the premises) against loss or forfeiture or non-renewal in the joint names of the Company and the Lender in such sum as the Lender shall require and upon such terms and conditions previously approved by the Lender and will produce to the Lender on demand the said Policy and will make all payments that shall be necessary to keep the said Policy in full force and effect within 7 days after the same shall have become due and will produce to the Lender on demand the receipts for all premiums and other payments as necessary for effecting and maintaining such policies and will do no act at any time whereby the said policies shall become void or voidable;

9.8.2. procure that all monies now or hereafter payable under any policy of insurance in respect of the loss, non-renewal or forfeiture of all existing and future licences whether effected or maintained in pursuance of the last preceding clause or otherwise are paid to the Lender or if the same are paid to the Company hold all such monies in trust for the Lender to be applied in or towards the discharge of the Secured Liabilities;

General Protection of Assets

9.9. (to the extent that the tenants or licensees under the Occupational Leases do not do so) keep the Secured Assets and all plant, machinery, fixtures, fittings, vehicles, vessels, computers and office and other equipment in, upon or about the same and used for the purpose of or in connection with its business in such state of repair and in such working order and condition as it shall from time to time consider proper for the purpose of the efficient and economic carrying on of its business and permit the Lender or any person as it shall from time to time in writing for that purpose appoint to enter into and upon the said Secured Assets to view the state and condition thereof and of all such plant, machinery and apparatus as aforesaid. If the Company is at any

time in default in complying with this covenant the Lender shall be entitled but not bound to repair and maintain the same with power for the Lender, its agents and their respective employees to enter any of the Secured Assets for that purpose or to inspect the same and any sum so expended by the Lender shall be repayable by the Company to the Lender on demand together with interest thereon calculated in accordance with the provisions hereof from the date of payment by the Lender;

9.10. conduct and carry on its business in a proper and efficient manner and not to make any substantial alteration in the nature of or mode of conduct of that business and keep or cause to be kept proper books of account relating to such business.

9.11. (to the extent that the tenants or licensees under the Occupational Leases do not do so) keep all buildings and erections forming part of the Secured Assets in good and substantial repair and condition (provided nothing in this clause shall require the Company to place any of same in a better state of repair than that existing at the date hereof) and (save to the extent that this would be inconsistent with good business practice) keep all plant, machinery, vehicles, furniture, fixtures, fittings, computers and office and other equipment and utensils for the time being owned by it in on or about the Secured Assets in a good state of repair and in good working order and condition;

9.12. not without first obtaining the written consent of the Lender (which shall not be withheld except for the purpose of protecting this security) make or suffer to be made any alterations in or additions to or removals from any completed building forming part of the Secured Assets or carry out or suffer to be carried out any development on any freehold or leasehold or other immovable property forming part of the Secured Assets or change or suffer to be changed the user of any such property or (except for the purpose of effecting necessary repairs thereto or of replacing the same with new or improved models or substitutes or in the ordinary course of the Company's business) remove any of the plant, machinery, equipment, utensils, chattels and things belonging to or in use by the Company and whenever any of the same are destroyed, forthwith replace the same;

9.13. (to the extent that the tenants or licensees under the Occupational Leases do not do so) give within 7 days of receipt of notice thereof full particulars to the Lender of any notice order direction designation resolution or proposal having specific application to any of the Secured Assets or to the area in which it is situate issued to the Company or of which the Company has notice and given or made by the planning authority or other public body or authority whatsoever and (if the Lender requires) forthwith and at the cost of the Company take all reasonable and necessary steps to comply with any such notice order direction designation or resolution and make or join with the Lender in making such objections or representations in respect of any such proposal as the Lender may desire;

9.14. (to the extent that the tenants or licensees under the Occupational Leases do not do so) take all reasonable and proper steps to comply without delay with any order or notice issued or made by any competent authority body or person whatsoever which in any way relates to any of the Secured Assets and at the request of the Lender at the Company's own expense make or concur with the Lender in making such objections or representations as the Lender may deem expedient against or in respect of any such

notice or order which adversely affects any of the Secured Assets or any proposal for such a notice or order and/or in appealing against any such notice order or proposal;

9.15. at all times observe and perform (and ensure the observance and performance by any other person or persons at any time occupying any of the Secured Assets or any part or parts thereof) all restrictive and other covenants and stipulations to which the Secured Assets may from time to time be subject, all obligations on the part of the Company (whether as landlord or tenant) contained in any lease, licence or tenancy agreement (including as tenant the payment of the rent reserved thereby), all building regulations and all restrictions conditions and stipulations for the time being affecting any of the Secured Assets or the mode of user or enjoyment of the same and permit the Lender and any person nominated by it to enter upon the Secured Assets and view the state of same; and that it will if and when entitled to do so renew all such leases, licences and agreements so long as the same shall have utility or commercial value and on the expiration of any thereof will use its best endeavours to obtain new leases, licences or agreements as the case may be on the most favourable terms available so long as the same shall have utility or commercial value.

9.16. not to do or suffer any operation or change of user on any freehold, leasehold or other immovable property forming part of the Secured Assets or any part thereof which is a development within the meaning of the Local Government (Planning and Development) Acts, 1963 - 2000 and the Planning and Development Act 2000 (as each or both may be extended or amended from time to time) without the prior written approval of the Lender (which shall not be withheld except for the purpose of protecting this security) and then only in accordance with all statutory requirements and bye-laws governing the same and to comply with all conditions applicable to any permission or approval for the same;

9.17. not without first obtaining the written consent of the Lender agree to grant any lease, licence or tenancy affecting any part of the Secured Assets nor exercise the powers of leasing or surrender conferred by Section 18 of the Conveyancing Act, 1881 and will not without such consent as aforesaid sell, convey, assign or transfer the Secured Assets or any interest therein or any part thereof and will not part with possession or occupation of the Secured Assets or any part thereof without consent as aforesaid and the Company will not cause any person to be a protected or statutory tenant of any of the Secured Assets or any part thereof under the Rent Restrictions Acts 1960 to 1981 or the Housing (Rented Dwellings) Act 1982;

9.18. ensure that each lessee of any part of the Secured Assets (whether holding under an existing lease or under any lease made after the date hereof and approved of by the Lender) shall fully comply with all the covenants and conditions binding on the lessee under each such lease;

9.19. (to the extent that the tenants or licensees under the Occupational Leases do not do so) punctually pay and indemnify the Lender and any Receiver appointed by it against all existing and future rent, rates, taxes, duties, charges, assessments, impositions and outgoings whatsoever (whether imposed by agreement statute or otherwise and whether in the nature of capital or revenue and even if wholly novel) now or at any time during the continuance of this security payable in respect of the Secured Assets or any part thereof or by the owner or occupier thereof. If any such sums should be

paid by the Lender or by any such Receiver the same shall be repaid by the Company on demand together with interest calculated in accordance with the provisions hereof;

9.20. not, to do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value to the Lender of the Secured Assets and not (without the prior consent in writing of the Lender) incur any expenditure or liabilities of an exceptional or unusual nature;

9.21. not, without the prior consent in writing of the Lender permit any person:

9.21.1. to be registered as proprietor of any freehold or leasehold property, present or future from time to time hereby charged nor create or permit to arise any over-riding interest affecting such property; or

9.21.2. to become entitled to any proprietary right or interest which might affect the value of any land, fixtures or fixed plant and machinery hereby charged.

9.22. to inform the Lender immediately on contracting to purchase any estate or interest in any freehold, leasehold or heritable property and to supply the Lender with such details of the purchase as the Lender may from time to time require.

9.23. (to the extent that the tenants or licensees under the Occupational Leases do not do so) pay and discharge all outgoings necessary to maintain and preserve all existing and future licences (including but not by way of exception each and every licence now or hereafter held by the Company in relation to the Secured Assets for the sale of spirituous or intoxicating liquor whether for consumption on or off the premises) relating to the Secured Assets and duly preserve and keep on foot and as soon as may be necessary without formal demand and renew the said licences and each and every of them and execute and do all instruments and things necessary or proper for that purpose and also on demand from time to time to produce or deliver to the Lender all licences relating to the Secured Assets or any of them and all renewals thereof and at all times and at the cost of the Company execute and do all such assurances instruments and things as shall be requisite for transferring and vesting the said licences or any of them to and in the nominee or nominees of the Lender or as the Lender shall direct;

9.24. not to permit or suffer any acts whereby all or any existing or future licences in connection with the Secured Assets or any of them may become void or voidable or whereby the renewal thereof may be endangered and will duly renew all the said licences as and when the same become renewable and pay all costs and expenses necessary to obtain such renewal and will at all times conduct the business carried on upon the Secured Assets and every and each of them in a lawful orderly and proper manner and will not at any time commit or suffer to be committed any offence against or refuse or neglect to comply with any statutes regulations and bye-laws applicable to the Secured Assets whereby all or any of the said licences may be curtailed, forfeited, suspended or destroyed or the renewal thereof withheld or whereby the said business or the goodwill thereof may in any way be or become liable to be prejudicially affected or which may render or tend to render the Company liable in respect of the Secured Assets to the payment of a penalty which may disqualify the Company from receiving or holding the said licences or any of them for any period;

9.25. will to the extent that any work remains to be done in that behalf carry out such development of the Secured Assets as may be required by the Lender and execute and perform all or any building construction and associated work that may be required for that purpose so as to complete the development thereof and so as to render the same suitable for habitation, occupation, realisation or otherwise as the Lender may require in relation to the circumstances of the case and the nature of the Secured Assets and will comply in all respects with the terms and conditions of all planning permissions, building bye-law approvals, licences and other consents for the development of the Secured Assets and if the Company shall make any default in so doing the same or any part thereof the Lender may at its discretion as the case may be require, develop or complete the construction and / or development of the Secured Assets and for that purpose employ contractors, workers, servants and agents to carry out the same at the cost and expense of the Company and to do all the same without thereby becoming liable as mortgagee in possession and all monies expended by the Lender for this purpose with interest thereon calculated in accordance with the provisions hereof shall be deemed to be expenses properly incurred by the Lender and shall be charged on the Secured Assets.

Information

9.26. (if applicable) supply to the Lender copies of the trading and profit and loss accounts and audited balance sheets of the Company in respect of each financial year of the Company forthwith upon the same becoming available and not in any event later than the expiration of 120 days from the end of any such financial year and also from time to time such other statements and financial information regarding the assets liabilities affairs and prospects of the Company and its Subsidiaries as the Lender may from time to time request;

9.27. on demand give to the Lender or its agents such information as it or they shall reasonably require relating to the Secured Assets;

9.28. grant the Lender or its solicitors on request all such facilities as are within the power of the Company to grant to enable such solicitors to carry out such investigations of title to any of the Secured Assets and such enquiries into matters in connection therewith as are normally carried out by a prudent mortgagee. Such investigations and enquiries to be at the expense of the Company;

9.29. deposit with the Lender and permit the Lender to retain as part of the security hereby constituted the deeds and documents of title of the Secured Property (and the insurance policies relating thereto);

The Intellectual Property

9.30. (if applicable) use its best endeavours to detect any infringement of the Intellectual Property and if it shall become aware of such infringement at once to give the Lender all information in its possession with regard thereto and at the request of the Lender but at its own cost to commence and diligently prosecute and permit the Lender in the name but at the cost of the Company to commence and prosecute all proceedings necessary to prevent such infringement or to recover damages in respect thereof;

9.31. (if applicable) not, without the prior written consent of the Lender, in relation to the Intellectual Property or any part thereof grant any exclusive registered user agreement or exclusive licence;

9.32. (if applicable) to lodge all notices, complete all filings and registrations and do all other acts as may be necessary to ensure that the Intellectual Property is valid and subsisting and remains vested in the Company and to take all such actions and proceedings as are necessary to protect such Intellectual Property and if any or all such Intellectual Property shall at any time become void to lodge all notices and do all other acts as may be necessary to restore such Intellectual Property to the Company and in particular to pay all fees as may be necessary for all of the above purposes before the same shall become due;

Book Debts

9.33. without prejudice and in addition to clause **8**, neither (a) create or have outstanding any mortgage, charge, lien, pledge or other security interest over all or any part of the Book Debts; nor (b) sell, factor, discount, transfer, assign, lend or otherwise dispose of all or any part of any of the Book Debts;

9.34. if called upon to do so by the Lender, immediately deliver to the Lender such documents relating to such of the Book Debts as the Lender may designate (either generally or specifically);

9.35. if called upon to do so by the Lender, immediately execute and deliver to the Lender (in such form as the Lender may reasonably require) a legal assignment of all the Company's right, title and interest in and to such of the Book Debts as the Lender may designate (either generally or specifically);

9.36. The Company shall pay into the Company's account with the Lender or into such other account as the Lender may approve, such account to be designated "the Company's Book Debts Receivable Account" all moneys which it may receive in respect of book debts and other debts hereby charged and shall not purport to, without the prior consent in writing of the Lender, sell, factor, discount or otherwise charge or assign the same in favour of any other person and the Company shall, if called upon to do so by the Lender from time to time, execute legal assignments of such book debts and other debts to the Lender and the Company shall not make any withdrawals transfers or payments from the said account or otherwise deal with the said account in any manner whatsoever without the prior written consent of the Lender who shall have absolute discretion in relation thereto.

The Rental Account

9.37. collect the Rents immediately same becomes due and payable and forthwith to pay all the proceeds of such collection to the Rental Account and pending such payment hold the same in trust for the Lender;

9.38. not without the previous consent in writing of the Lender, withdraw or attempt to withdraw any money standing to the credit of the Rental Account or mortgage,

charge, assign or otherwise encumber or dispose of the Rental Account or any money standing to the credit thereof;

9.39. if requested by the Lender write to each of the Company's agents and representatives into whose hands or control any part of the Rents may come informing each such addressee of this Indenture and instructing each such addressee

9.39.1. to remit promptly to the Rental Account (or such other accounts) as the Lender may from time to time specify any part of the Rents which may come into such addressee's hands or control and to continue so to do until such time as each such addressee may receive written notice to the contrary direct from the Lender; and

9.39.2. to acknowledge direct to the Lender receipt of such instructions.

General

9.40. at the cost of the Company afford the Lender and its agents all reasonable assistance required by the Lender or its agents to enforce all or any rights in or in respect of all or any of the Secured Assets;

Provided if the Company shall fail to perform any obligation on its part contained in this clause the Lender may (but shall not be obliged to) itself or by any agent perform any of the said obligations capable of being performed by it or such agents and for such purpose to enter any freehold, leasehold or other immovable property forming part of the Secured Assets (but without thereby becoming liable to account as mortgagee in possession) and if any such obligation requires the payment of money the Lender may make such payment with its own funds or with money borrowed by it for such purpose; all sums so paid shall constitute part of the Secured Liabilities and shall bear interest (from the date of payment) accordingly and shall be repayable to the Lender on demand.

Conversion of a Floating Charge

9.40

(a) The Lender may at any time from time to time by notice to the Company convert the floating charge hereby created into a fixed charge as regards such of the Property specified (whether generally or specifically) in that notice if the Lender considers, in its absolute discretion, that it would be desirable to do so in order to protect, preserve or supplement the security hereby created over the Property or the priority of such security.

(b) If, without the prior consent in writing of the Lender, the Company creates any encumbrance over any of the Property not expressed to be subject to a fixed charge under this Mortgage and Charge, or attempts to do so, or if any person levies or attempts to levy any distress, attachment, execution or other legal process against any of such Property, then the floating charge created by this Mortgage and Charge over the Property shall automatically crystallise, without notice, and thereby convert into a fixed charge immediately prior to the occurrence of such an event.

(c) The floating charge created by this Mortgage and Charge shall automatically crystallise, without notice, and thereby convert into a fixed charge over all of the Property not otherwise effectively subject to a fixed charge under this Mortgage and Charge immediately prior to the occurrence of any of the following events:-

(i) if the Company ceases to carry on business or ceases to be a going concern; or

(ii) if an Enforcement Event occurs; or

(iii) if a petition is presented to place the Company under the protection of the court or to have an examiner, or interim examiner, appointed to the Company or to a related company (within the meaning of the Companies (Amendment) Act 1990).

(d) Upon the conversion, whether automatically or with notice, of the floating charge created by this Mortgage and Charge the Company and the Lender hereby agree that such conversion or crystallisation shall be irrevocable and the fixed charge thereby created over such Property shall not be capable of de-crystallising but shall have full force and effect in law and in equity as if this Mortgage and Charge had initially subjected such Property to a fixed charge.

(e) Nothing in this clause shall prejudice or affect any other event which may cause the floating charge created by this Mortgage and Charge to crystallise over the Property.

ENFORCEMENT

10.

10.1. On the occurrence of an Enforcement Event the Lender shall cease to be under any further commitment to the Company, any of the Secured Liabilities not already payable on demand shall become due and payable on demand, the Company shall provide immediate cash cover for all contingent liabilities of the Company to the Lender and the security constituted by this Indenture shall become enforceable.

10.2. The occurrence at any time for any reason, whether within or beyond the control of the Company, of any of the following events shall constitute an Enforcement Event:

10.2.1. if any of the Secured Liabilities are not paid or discharged when due; or

10.2.2. if there is a breach by the Company of any of the terms and conditions of this Indenture or of any facility from the Lender or any representation or warranty or undertaking from time to time made to the Lender by the Company is or becomes incorrect or misleading in any material respect; or

10.2.3. if (save for the purpose of and followed by an amalgamation or reconstruction which shall have first been approved in writing by the Lender) a petition is presented, or an order is made, or a resolution is passed, or a notice is issued convening a meeting for the purpose of considering a resolution, or analogous

proceedings or action are taken, to wind up the Company or to appoint an examiner, administrator, trustee or similar official to the Company or the Lender has reason to believe that any of the foregoing may be about to happen; or

10.2.4. if an encumbrancer takes possession or exercises or attempts to exercise any power of sale or a receiver or similar official is appointed over the whole or any part of the undertaking property assets or revenues of the Company; or

10.2.5. if any judgment or order made against the Company is not complied with within seven days or an execution distress sequestration or other process is levied or enforced upon or sued out against any part of the undertaking property assets or revenues of the Company; or

10.2.6. if the Company without the prior consent in writing of the Lender ceases or threatens to cease to carry on its business or any material part thereof in the normal course or changes the nature or mode of conduct of its trading in any material respect; or

10.2.7. if any indebtedness of the Company is not paid when due or becomes or is capable of being declared payable prior to its stated maturity or any Encumbrance from time to time created by the Company becomes enforceable; or

10.2.8. if the Company commences negotiations to reschedule the whole or any part of its indebtedness which it would or might otherwise be unable to pay when due or is unable to pay its debts as they fall due within the meaning of Section 214 or stops or threatens to stop payment or is deemed to be unable to pay its debts for the purpose of any law of any jurisdiction to which it is subject; or

10.2.9. if this Indenture or any guarantee, indemnity or other security for any of the Secured Liabilities fails or ceases in any respect to have full force and effect or to be continuing or is terminated or is disrupted or becomes in jeopardy invalid or unenforceable; or

10.2.10. if any licence, authorisation, consent or registration at any time necessary or desirable to enable the Company to comply with its obligations to the Lender or to carry on its business in the normal course shall be revoked, withheld or materially modified or shall fail to be granted or perfected or shall cease to remain in full force and effect; or

10.2.11. if any material adverse change occurs in the affairs of the Company which in the opinion of the Lender gives ground for belief that the Company may not or may be unable to perform its obligations hereunder or under any facility from the Lender; or

10.2.12.

(a) if any of the foregoing events occur without the prior consent in writing of the Lender in relation to (a) any third party which now or hereafter has guaranteed or provided security for or given an indemnity in respect of the Secured Liabilities or (b) any Subsidiary or holding company (as

defined by Section 155 of the Companies Act, 1963) of the Company or of any such third party or any material Subsidiary of any such holding company; or

(b) if any individual now or hereafter liable as such third party shall commit an act of Bankruptcy, die or become of unsound mind.

10.3. The Company hereby covenants immediately to notify the Lender in writing of the occurrence of any Enforcement Event or of the occurrence of any event which with the lapse of time, giving of notice or determination of materiality (or any combination of the foregoing) will or may constitute an Enforcement Event.

APPOINTMENT AND POWERS OF RECEIVER

11.

11.1. At any time after the security hereby constituted has become enforceable or at any time after the Company so requests the Lender may from time to time appoint under seal or under hand of a duly authorised officer or employee of the Lender any person or persons to be receiver and manager or receivers and managers (herein called "Receiver" which expression shall where the context so admits include the plural and any substituted receiver and manager or receivers and managers) of the Secured Assets or any part or parts thereof and from time to time under seal or under hand of a duly authorised officer of the Lender remove any Receiver so appointed and may so appoint another or other in his stead. If the Lender appoints more than one person as Receiver of any of the Secured Assets, each such person shall be entitled (unless the contrary shall be stated in the appointment) to exercise all the powers and discretions hereby or by statute conferred on Receivers individually and to the exclusion of the other or others of them.

11.2. The foregoing powers of appointment of a Receiver shall be in addition to and not be to the prejudice of all statutory and other powers of the Lender under the Conveyancing Act 1881 to 1911 (and so that any statutory power of sale shall be exercisable without the restrictions contained in Section 20 of Conveyancing Act, 1881) or otherwise and so that such powers shall be and remain exercisable by the Lender in respect of any part of the Secured Assets notwithstanding the appointment of a Receiver thereover or over any other part of the Secured Assets.

11.3. A Receiver so appointed shall at all times and for all purposes be the agent of the Company and the Company shall be solely responsible for his acts default and remuneration.

11.4. A Receiver so appointed shall have and be entitled to exercise all powers conferred by the Conveyancing Acts 1881 to 1911 in the same way as if the Receiver had been duly appointed thereunder and shall furthermore, but without limiting any powers hereinbefore referred to, have power to do the following things either in his own name or in the name of the Company:-

11.4.1. Take possession:

Take immediate possession of, get in and collect the Secured Assets or any part thereof and for that purpose to make, or to require the directors of the Company

to make calls upon the holders of the Company's share capital in respect of any such capital of the Company which remains uncalled and to enforce payment of calls by taking proceedings in the name of the Company or his own name;

11.4.2. Carry on business:

Manage and carry on any business of the Company including entering into any contract or arrangement and performing, repudiating, rescinding or varying any contract or arrangement to which the Company is party;

11.4.3. Deal with Secured Assets:

To sell, transfer, assign, exchange, hire out, lend, grant leases, tenancies and right or user, grant renewals and accept surrenders of leases, tenancies, licences or rights of user and otherwise dispose of or realise the Secured Assets (including any fixtures, which may be sold separately from the premises containing them), either by public offer or auction, tender or private contract and for rents, premiums or other compensation or consideration and so that (without limitation) he may do any of these things for a consideration consisting of cash, debentures, or other obligations, investments or other valuable consideration of any kind and any such consideration may be payable or delivered in a lump sum or by instalments spread over such period as he may think fit. Plant, machinery and other fixtures may be severed and sold separately from the premises containing them without the consent of the Lender being obtained thereto;

11.4.4. Hive Down:

Without prejudice to the generality of clause **11.4.3** above, to do any of the following acts and things:

(a) to promote or procure the formation of any new corporation;

(b) to subscribe for or acquire (for cash or otherwise) any investment in or of such new corporation;

(c) to sell, transfer, assign, hire out and lend, and grant leases, tenancies and rights of user of, the Secured Assets to any such new corporation and accept as consideration or part of the consideration therefor any shares or other security in or of any corporation or allow the payment of the whole or any part of such consideration to remain deferred or outstanding;

(d) to sell, transfer, assign, exchange and otherwise dispose of or realise any such shares or other security or deferred consideration or part thereof or any rights attaching thereto.

11.4.5. Borrow Money:

For the purpose of exercising any of the powers conferred on him by or pursuant to this Indenture and/or of defraying any costs, charges, losses, liabilities or expenses (including his remuneration) incurred by or due to him in the exercise thereof and/or for any other purpose, to borrow or raise money either unsecured or on the security of the Secured Assets (either in priority to the security hereby created or otherwise) and generally on such terms and conditions as he may think fit;

11.4.6. Covenants and Guarantees:

To enter into bonds, covenants, commitments, guarantees, indemnities and like matters and to make all payments needed to effect, maintain or satisfy the same;

11.4.7. Dealing with Tenants:

To reach agreements and make arrangements with, and to make allowances to any lessees, tenants or other person from whom any rents and profits may be receivable (including those relating to the grant of any licences, the review of rent in accordance with the terms of, and the variation of, the provisions of any lease, tenancies licences or rights of user affecting the Secured Assets).

11.4.8. Rights of Ownership:

To manage and use the Secured Assets and to exercise and do (or permit the Company or any nominee of it to exercise and do) all such rights and things as the Receiver would be capable of exercising or doing if he were the absolute beneficial owner of the Secured Assets and in particular, without limitation, to exercise all rights attaching to the Securities and to arrange for or provide all services which he may deem proper for the efficient management or use of the Secured Assets or the exercise of such rights

11.4.9. Repairs, improvements etc.:

To make and effect decorations, repairs, structural and other developments, alterations, improvements and additions in or to the Secured Assets (including, without limitation, the development or redevelopment of any premises thereon) and to purchase or otherwise acquire any materials, articles or things and do anything else in connection with the Secured Assets as he may think desirable for the purpose of making them productive or more productive, increasing their letting or market value or protecting the security hereby constituted;

11.4.10. Claims:

To settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Company or relating in any way to the Secured Assets.

11.4.11. Legal Action:

To bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Secured Assets or any of the businesses of the Company.

11.4.12. Redemption of encumbrances:

To redeem any Encumbrance (whether or not having priority to the security hereby created) over the Secured Assets and to settle the accounts of encumbrancers;

11.4.13. Employees etc:

To appoint, hire and employ officers, employees, contractors, agents and advisors of all kinds and to discharge any such persons and any such persons appointed, hired or employed by the Company;

11.4.14. Other Powers:

Do all such other acts and things as he may consider desirable or necessary for realising the Secured Assets or any part thereof or incidental or conducive to any of the matters, powers or authorities conferred on a Receiver under or by virtue of this Indenture and to exercise in relation to the Secured Assets or any part thereof all such powers, authorities and things as he would be capable of exercising if he were the absolute beneficial owner of the same; and to use the name of the Company for all or any of the purposes aforesaid;

Provided nevertheless that a Receiver shall not be authorised to exercise any of the aforesaid powers, authorities and discretions if and insofar and so long as the Lender shall in writing exclude the same whether at the time of his appointment or subsequently.

11.5. If the Lender appoints a Receiver of part only of the Secured Assets the powers conferred on a Receiver by clause **11.4.** shall have effect as though every reference in that clause to the "Secured Assets" were as reference to such of the Secured Assets or any of them in respect of which such Receiver has been appointed.

11.6. Any monies received by the Lender or by any Receiver shall, after the security hereby constituted has become enforceable but subject to the payment of any claims having priority to this security, be applied for the following purposes and unless otherwise determined by the Lender in the following order or priority (but without prejudice to the right of the Lender to recover any shortfall) :-

11.6.1. in payment of all costs charges and expenses of and incidental to the appointment of any Receiver and the exercise of all or any of the powers aforesaid and of all outgoings properly paid by any Receiver, and

11.6.2. in payment of remuneration to any Receiver at such rate as may be agreed between him and the Lender (or failing such agreement at such rate as is fixed by the Lender) without being limited to the maximum rate specified in Section 24(6) of the Conveyancing Act 1881; and

11.6.3. in or towards payment and discharge of the Secured Liabilities; and

11.6.4. any surplus shall be paid to the Company or other person entitled thereto.

11.7. The Lender shall not nor shall any Receiver be liable to account as mortgagee in possession in respect of the Secured Assets or any part thereof nor be liable for any loss upon realisation or in connection with the Secured Assets or any part thereof for which a mortgagee in possession might as such be liable and all costs charges and expenses incurred by the Lender or any Receiver (including the costs of any proceedings to enforce the security hereby given) shall be paid by the Company on a solicitor and own client basis and so charged on the Secured Assets.

PROTECTION OF THIRD PARTIES

12.

12.1. No purchaser or other persons shall be bound or concerned to see or enquire whether the right of the Lender or any Receiver to exercise any of the powers, authorities and discretions hereby conferred has arisen or become exercisable or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers.

12.2. The receipt of the Lender or any Receiver shall be an absolute and conclusive discharge to a purchaser or other person and shall relieve him of any obligation to see to the application of any monies paid to or be the direction of the Lender or any Receiver.

LIABILITY OF LENDER AND RECEIVER

13.

13.1. In the event that the Lender shall take possession hereunder of the Secured Assets or any part or parts thereof or otherwise exercises any statutory powers or additional powers herein set forth it shall not be accountable as mortgagee in possession of the Secured Assets as the case may be;

13.2. In the event that the Lender or any Receiver appointed by the Lender hereby shall enter into possession of any of the Secured Assets or any part thereof the Lender or such Receiver as the case may be is hereby irrevocably authorised as agent of the Company to list and to remove, store, sell or otherwise dispose of all or any furniture or other chattels and any list so made shall be conclusive evidence as between the Lender and such Receiver and the Company of the matters therein contained and the Company shall indemnify the Lender and the Receiver against all claims and demands in respect of such removal, storage, sale or other disposition and against all costs and expenses incurred in connection therewith.

13.3. The Lender shall not be liable for any involuntary losses which may happen in or about the exercise or execution of the statutory power of sale or any of the powers or trusts expressed or implied which may be vested in the Lender by virtue of these presents.

LENDER AS MORTGAGEE IN POSSESSION

14.

14.1. In addition to the statutory powers incidental to the estate or interest of mortgagees contained in Section 19 of the Conveyancing Act 1881 at any time after the Lender shall in accordance with the provisions hereof have entered into possession of the Secured Assets or any part thereof the Lender shall have power;

14.1.1. to effect and carry out upon any building or erection for the time being comprised in such part of the Secured Assets of which the Lender is in possession any such repairs, amendments, alterations and additions as the Lender shall reasonably consider necessary or desirable for the maintenance or protection of the same or any part thereof;

14.1.2. to demise or agree to demise any of the Secured Assets or any part thereof of which the Lender is in possession for such period at such rent and upon such terms with or without a premium or fine or otherwise and accept surrenders of leases and grant options in all respects as the Lender shall from time to time think fit; and the statutory powers of leasing conferred on Mortgagees by Section 18 of the Conveyancing and Law of Property Act 1881 as hereby modified and extended and shall apply to any demise so made by the Lender and the provisions of Section 3 of the Conveyancing Act 1911 as hereby modified shall apply to any surrender;

14.1.3. to perform or cause to be performed all acts and things requisite or desirable according to the law of the country in which the Secured Assets or any part thereof of which the Lender is in possession or situate for the purpose of giving effect to the exercise of any of the said powers, authorities and discretions.

The Lender entitled to exercise Receiver's powers

14.2. All or any of the powers, authorities and discretions which are conferred by this Indenture (either expressly or impliedly) upon any Receiver may be exercised after the security hereby created has become enforceable by the Lender in relation to the whole of the Secured Assets or any part thereof without first appointing a Receiver of the Secured Assets or any part thereof or notwithstanding the appointment of a Receiver of the Secured Assets or any part thereof.

POWER OF ATTORNEY

15.

15.1. The Company hereby irrevocably appoints the Lender and separately any Receiver severally to be its attorney in its name and on its behalf and as its act and deed or otherwise to execute and complete in favour of the Lender or its nominees or of any purchaser any documents which the Lender may require for perfecting its title to or for vesting the Secured Assets in the Lender or its nominees or in any purchaser and otherwise generally to sign seal deliver and otherwise perfect all such deeds, assurances, agreements and documents and to do all such acts and things as may be required for the full exercise of all or any of the powers hereby conferred or which may be deemed expedient by the Receiver or Receivers on or in connection with any sale, lease, disposition, realisation or getting in by the Lender or any Receiver of the Secured Assets or any part thereof or in connection with any other exercise of any power hereunder. The Company hereby covenants with the Lender and separately

with any Receiver that on request it will ratify and confirm all security agreements, documents, acts and things and all transactions entered into by the Lender or any Receiver or by the Company at the instance of the Lender or any Receiver in the exercise or purported exercise of its or his powers;

15.2. The Company hereby irrevocably nominates and appoints the Lender and separately any Receiver severally to be its attorney in its name and on its behalf and as its act and deed or otherwise to apply for and obtain from time to time renewal of all existing and future licences and to sign all proper notices and other documents and do all necessary acts of assigning or transferring the said licences to the Lender or as the Lender may otherwise require in respect of the Secured Assets or any of them. The Company covenants with the Lender to confirm whatever the said attorney or attorneys appointed may do or purport to do under the Power of Attorney herein.

TRUST OF THE LEASEHOLD REVERSION(S)

16. The Company declares that in respect of all the Secured Assets which is held under leasehold tenure the Company shall stand possessed of the leasehold reversion(s) immediately expectant on the term hereby granted in trust for the Lender (subject to any equity of redemption subsisting therein under these presents) and to dispose of as the Lender may direct and hereby authorises the Lender or any vice president, officer, manager or assistant manager for the time being of the Lender to appoint a new trustee or trustees of such reversion in the place of the Company as if the Company were incapable of acting in the trust thereof hereby declared and the Company hereby irrevocably appoints the Lender, each director, officer, manager or assistant manager or any one of them for the time being of the Lender the attorney of the Company in the Company's name and on the Company's behalf to assign the said reversion to the Lender or its assigns or as it or they may direct and to execute and do all deeds, documents and acts necessary or proper for that purpose.

CONSOLIDATION

17. The restriction on the right of consolidating mortgages contained in Section 17 of the Conveyancing and Law of Property Act 1881 shall not apply to this Indenture.

SUSPENSE ACCOUNT AND CURRENCY CLAUSE

18.

18.1. All monies received recovered or realised by the Lender or by a Receiver under this Indenture may in the sole discretion of the Lender be credited to any suspense or impersonal account and may be held in such account for so long as the Lender may think fit pending their application from time to time (as the Lender shall be entitled to do at its discretion) in or towards the discharge of the Secured Liabilities.

18.2. For the purpose of or pending the discharge of any of the Secured Liabilities the Lender is hereby authorised and empowered by the Company to convert any monies received, recovered or realised by the Lender hereunder from their existing currency of denomination into such other currency of denomination as the Lender may think fit

and any such conversion shall be effected by the Lender's then prevailing spot rate of exchange for obtaining such other currency with the existing currency (whether or not such rate includes a premium over any official or other rate of exchange).

18.3. No payment to the Lender (whether under any judgment or court order or otherwise) shall discharge the obligations or liability of the Company in respect of which it was made unless and until the Lender shall have received payment in full in the currency in which such obligation or liability was incurred and to the extent the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Lender shall have a further separate cause of action against the Company and shall be entitled to enforce the security hereby created to recover the amount of the shortfall.

SECURITY ADDITIONAL

19.

19.1. This Indenture shall be in addition to and shall not be affected by any other Encumbrance or guarantee or indemnity which the Lender may at any time hold for any of the Secured Liabilities. No other Encumbrance or guarantee or indemnity now or hereafter held by the Lender over the Secured Assets shall merge in the security created by this Indenture.

19.2. No simple contract shall be deemed or taken to have merged in these presents and in any action by the Lender upon simple contract the defence that such simple contract was merged in these presents shall not be available.

CONTINUING SECURITY

20.

20.1. This Indenture shall be a continuing security, shall extend to the ultimate balance of the Secured Liabilities and shall continue in force notwithstanding any intermediate payment or discharge in whole or in part of the Secured Liabilities.

20.2. If the Lender receives, or is deemed to be affected by notice (actual or constructive) of any subsequent Encumbrance or other interest affecting the Secured Assets or if for any reason this Indenture ceases to be a continuing security, the Lender may open one or more new accounts with or continue any existing account(s) with the Company but in either case the liability of the Company in respect of the Secured Liabilities at the date of such cessation or at the time when the Lender received or was deemed to receive notice (as the case may be) shall remain regardless of any payments in or out of any such account and the Rule in Clayton's Case shall not operate to the prejudice of the security of the Lender in accordance with this Indenture.

21. **SET-OFF**

The Lender may at any time and from time to time, as a continuous right, without notice or demand :- (i) apply in or towards satisfaction of the Secured Liabilities any balance (whether or not then due and irrespective of the currency of the balance) standing to the credit of the Company with any office of the Lender wheresoever situate; and (ii) combine or consolidate all or any accounts (whether or not due and irrespective of the respective currencies thereof) of the Company with any office or offices of the Lender wheresoever situate and for such purpose the Lender is irrevocably authorised to use all or any part of any credit balance in any such account as it shall see fit to purchase such

other currencies (if any) as may be necessary to effect any such application, combination or consolidation without being in any way liable to the Company in consequence of or arising out of any such purchase. The rights of the Lender under this clause are without prejudice and in addition to any right of set off, combination or consolidation of accounts, lien or other right to which it is or they are at any time otherwise entitled (whether by operation of law, contract or otherwise) in any jurisdiction.

EXPENSES

22. The Company shall pay on a full indemnity basis all expenses and costs (including legal and out of pocket expenses and any value added tax on such expenses and costs) incurred from time to time by the Lender in connection with (i) the preparation, negotiation, execution and delivery of this Indenture; (ii) any stamping and registration of this Indenture; (iii) any discharge or release of this Indenture; and (iv) the preservation or exercise (or attempted preservation or exercise) of any rights under or in connection with and the enforcement (or attempted enforcement) of this Indenture. All monies payable under this provision shall constitute part of the Secured Liabilities and shall bear interest accordingly from the date that they are incurred by the Lender and shall be payable on demand.

FURTHER ASSURANCE

23. The Company shall at any time if and when required by the Lender execute such further legal or other mortgages, fixed or floating charges or assignments in favour of the Lender as the Lender shall from time to time require over all or any of the Secured Assets both present and future including but not limited to all the freehold and leasehold properties and the book and other debts revenues and claims of the Company and all rights and remedies relating thereto both present and future (including any Vendor's lien) to secure the Secured Liabilities such further mortgages, charges or assignments to be prepared by or on behalf of the Lender at the cost of the Company and to contain an immediate power of sale without notice, a clause excluding Section 17 and the restrictions contained in Section 20 of the Conveyancing Act, 1881 and such other clauses for the benefit of the Lender as the Lender may reasonably require.

RELEASES AVOIDED

24. If any discharge or release by the Lender of the Company in respect of the Secured Liabilities or of any of the security constituted by this Indenture and any agreement between the Lender and the Company concerning the Secured Liabilities or such security shall be void or if any payment or other act or thing in reliance upon or on the faith of which the Lender gave such discharge or release or entered into that agreement be subsequently avoided or invalidated by or in pursuant of any provision or rule of law, the Company agrees that in such circumstances this Indenture and the security constituted by this Indenture shall be deemed to have remained in full force and effect notwithstanding any such payment or other act or thing. Without prejudice to the foregoing, the Lender shall be entitled to retain this Indenture and shall not be obliged to release the Secured Assets from the security constituted by this Indenture until the expiry of the period of one month plus any statutory period within which any payment or other act or thing can be avoided or invalidated under any provision or rule of law after the Secured Liabilities shall have been paid and discharged in full. If at any time

during such period (i) a petition shall be presented to a competent court for an order for the winding-up of or for the appointment of an examiner, receiver or analogous official to the Company or of any party which has made or given the relevant payment or other act or thing or (ii) the Company or any such party shall commence to be wound up voluntarily, the Lender may continue to retain this Indenture and not release the Secured Assets from the security constituted by this Indenture for and during such further period as the Lender in its absolute discretion shall determine.

SEVERABILITY

25. Each of the provisions of this Indenture is severable and distinct from the others and if at any time any such provision is or becomes invalid, illegal or unenforceable in any jurisdiction that shall not affect the validity, legality and enforceability of the remaining provisions hereof or affect the validity, legality or enforceability of such provision in any other jurisdiction. Without prejudice to the foregoing, if at any time any liability in relation to the Secured Liabilities is or become invalid, illegal or unenforceable then, such occurrence shall not prejudice the containing effectiveness of the security created by or pursuant to this Indenture for any liability in relation to the Secured Liabilities which is not so affected.

REMEDIES, WAIVERS, INDULGENCE, CONSENTS AND AMENDMENTS

26.

26.1. The rights, powers and remedies provided in this Indenture are cumulative and not, nor are they to be construed as, exclusive of any rights, powers or remedies provided by law or otherwise.

26.2. No failure or delay by the Lender in exercising any right or remedy shall operate as a waiver thereof nor shall any single or any partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy.

26.3. Any provision of this Indenture may be amended, supplemented or novated only if the Company and the Lender so agree in writing. Any waiver of, and any consent or approval by the Lender under, any provision of this Indenture shall not be effective unless it is in writing, and may be given subject to any conditions thought fit by the Lender, may be withdrawn or modified at any time and shall be effective only in the instance and for the purpose for which is it given.

26.4. The Lender may in its discretion grant time or other indulgence or make any other arrangement, variation or release with any person or persons not party hereto (whether or not such person or persons are jointly liable with the Company) in respect of the Secured Liabilities or any other Encumbrance or other security therefor or guarantee or indemnity in respect thereof, without prejudice either to the security hereby created or to any of the rights, remedies or powers of the Lender or to the liability of the Company for the Secured Liabilities.

26.5. The Lender shall not be under any liability for any loss of any kind (including without limitation, any loss arising from changes in exchange rates or diminution in the value of any of the Secured Assets) which may be occasioned by the exercise or purported exercise of, or any delay or neglect to exercise, any of its rights under this Indenture.

THE LENDER'S DISCRETION

27. Any liberty or power which may be exercised or any determination which may be made hereunder by the Lender may be exercised or made in the absolute and unfettered discretion of the Lender which shall not be under any obligation to give reasons therefor.

THE LENDER'S CERTIFICATES

28. A certificate of any authorised officer or employee of the Lender as to the amount of Secured Liabilities due, owing or incurred by the Company to the Lender shall be binding on the Company and as respects the Company conclusive (save in the case of manifest error) for all purposes.

NOTICES

29.

29.1. Each notice, demand, request or other communication given hereunder shall be in writing. Each such communication to be delivered to the Company shall be deemed to be duly served if served on any officer of the Company personally or if left at or sent by post, or cable to its registered office for the time being or to any one of its principal places of business or if sent by telex or facsimile to any of its principal telex or facsimile numbers. Each such communication to be delivered to the Lender shall be left at or sent by post, cable, telex or facsimile to the Lender's branch for the time being designated by the Lender for the purpose of this Indenture.

29.2. Any such communication served on the Company shall be deemed to be given (i) when served (if served on an officer personally); or (ii) when despatched (if served by telex or facsimile); or (iii) when left at the address mentioned above (if left at such address); or (iv) one day after posting or despatch (if served by post or cable) and in proving service of any such communication sent by post it shall be sufficient to show that the communication was properly addressed and posted and such proof of service shall be effective notwithstanding that it was in fact no delivered or was returned undelivered. Any such communication from the Company shall not be effective until received by the Lender.

29.3. Any demand for payment hereunder shall be valid and effective for all purposes of this Indenture notwithstanding that the demand contains no statement of the relevant liabilities or that it inadvertently contained an inaccurate or incomplete statement of them.

WARRANTIES

30. The Company hereby warrants, represents and undertakes that : (i) the Company is and will at all times during the subsistence of the security hereby constituted be the sole and lawful and beneficial owner of the Secured Assets; (ii) the Company is duly incorporated, organised and validly subsisting and has power to own its property and assets and carry on its business as it is now being conducted; (iii) neither the execution of this Indenture nor the creation of the mortgages and charges herein contained nor the performance of its obligations hereunder contravenes any of the provisions of its Memorandum and Articles of Association (or equivalent constitutional documents) or

any agreement or document to which it is a party or which is binding upon it or its assets; (iv) it has the power to enter into and perform its obligations under this Indenture and to create the security hereby expressed to be created and has taken all necessary corporate and other action required to authorise the execution and delivery of this Indenture and its performance in accordance with its terms; (v) it holds or will, within any applicable time limit, obtain and will keep in full force and effect and will comply with all approvals, authorisations, consents, licences, registrations and exemptions necessary for the creation or validity of the security hereby expressed to be created and for it to perform its obligations hereunder; (vi) without prejudice to the generality of (v) this Indenture will be presented for registration with the Companies Registration Office of Ireland within twenty one days of its creation; and (vii) on the date hereof and on each date hereafter until release by the Lender, this Indenture constitutes a first priority security interest over the Secured Assets enforceable against the Company, the Company's liquidator and third party creditors in accordance with its terms.

31. **ASSIGNMENT**

31.1. This Indenture shall be binding upon the inure to the benefit of each party hereto and its successors and permitted assigns.

31.2. The Lender may assign or transfer all or any of its rights or obligations hereunder. The Lender shall be entitled to impart any information concerning the Company to any such assignee, transferee or other successor or any participant or proposed assignee, transferee, successor or participant.

31.3. The Company shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Lender.

32. **ASSIGNMENT AND SECURITISATION**

32.1. This Indenture shall be binding upon the inure to the benefit of each party hereto and its successors and permitted assigns.

32.2.

(a) The Lender may at any time transfer or assign the benefit of any of its rights or obligations hereunder, the Secured Assets, the Secured Liabilities and any security hereby created to any person on such terms as the Lender may think fit with or without notice to the Company or any other person. In the event of such transfer or assignment :-

(i) all powers, rights and discretion of the Lender shall be exercisable by the transferee or assignee to the extent that they are so assigned and / or transferred;

(ii) all powers and rights of the Lender insofar as they are applicable after the transfer and assignment will be exercisable by the transferee and assignee.

(b) The Lender may deposit this Indenture and the title documents to the Secured Assets or grant a mortgage, sub-mortgage, charge or sub-charge (whether legal or equitable, fixed or floating), pledge, lien, encumbrance, hypothecation, assignment by way of security, right of set-off or other security interest of any kind whatsoever or any agreement, trust

or arrangement having the effect (economic or otherwise) of providing any security interest of this Indenture to any person.

(c) Without prejudice to the generality of Clause **32.2 (a) and (b)** the Company hereby irrevocably consents to any future transfer or assignment, mortgage or sub-mortgage, charge or sub-charge (whether legal or equitable, fixed or floating) pledge, lien, encumbrance, hypothecation, assignment by way of security, right of set-off or other security interest of any kind whatsoever of all or any part of the benefit of this Indenture, the Secured Liabilities and the Secured Assets and to any trust or administrative arrangement entered into by the Lender as part of a loan transfer and securitisation scheme and any consequential assurance and re-assurance or release under such scheme and the Company acknowledges that the Lender may include this Indenture in the mortgage pool the subject of any such scheme without any further consent of or notice to the Company or any other person.

(d) The Lender shall have the full and unfettered right to assign, novate or grant participation in the whole or any part of the benefit of this Indenture and the expression "the Lender" where ever used herein shall be deemed to include the assignees, novatees, participants and other successors, whether immediate or derivative, of the Lender, who shall be entitled to enforce and proceed upon this Indenture in the same manner as if named herein. The Lender shall be entitled to impart any information concerning the Company to any such assignee, novatee, participant or other successor or any proposed assignee, novatee, successor or participant and the Company hereby consents to the disclosure by the Lender of data relating to the Company and if any information relating to the transaction between the Company and the Lender to any such proposed assignee, novatee, successor or participant.

(e) For the purpose of the foregoing the Company irrevocably authorises the Lender to disclose to the proposed transferee, assignee, successor or any other person participating in any way in any such transfer or loan transfer and securitisation scheme or amalgamation or transfer of engagements, details of this Indenture, the Secured Assets, the Secured Liabilities and other sums due and the security hereby created and such other information and documentation in the Lender's possession in relation to the Company as may be reasonably required by any such person in connection with such transfer or scheme and insofar as such information constitutes personal data within the meaning of the Data Protection Act, 1988 this authority shall be a consent for the purposes of Section 8 (h) of that Act.

32.3. The Company shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Lender.

LAW AND JURISDICTION

33.

33.1. This Indenture shall be governed by and construed in accordance with the laws of Ireland.

33.2. It is irrevocably agreed for the exclusive benefit of the Lender that the courts of Ireland are to have jurisdiction to settle any disputes which may arise out of or in connection with this Indenture and that accordingly any suit, action or proceeding arising out of or in connection with this Indenture (in this clause referred to as

"Proceedings") may be brought in such courts. Nothing in this clause shall limit the right of the Lender to take Proceedings against the Company in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

LAND ACT CERTIFICATE

34. The Lender hereby certifies that it has obtained an appropriate consent under Section 45 of the Land Act, 1965 and has duly complied with any conditions attached thereto.

IN WITNESS whereof this Indenture has been duly executed on the date first written above.

FIRST SCHEDULE

"Secured Property"

SECOND SCHEDULE

"Chattel Items"

THIRD SCHEDULE

"the Contracts"

FOURTH SCHEDULE

"the Occupational Leases"

SIGNED as a deed by)
NEW MEDIA LOTTERY SERVICES)
PLC and)

Director

Director/Secretary

SIGNED as a deed on behalf of)
TRAFALGAR CAPITAL SPECIALIZED)
INVESTMENT FUND acting by its general)
partner **TRAFALGAR CAPITAL SARL**)

ANDREW GARAI